EXHIBIT 99.3
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                              ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of February 27, 2007 ("Assignment Agreement"), among CITIBANK N.A. NEW YORK BRANCH ("Assignor"), THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST FOR ALTERNATIVE LOAN TRUST 2007-6 ("Assignee"), pursuant to a pooling and servicing agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Assignor, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and Assignee, as trustee, and BEAR STEARNS FINANCIAL PRODUCTS INC. ("Remaining Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, effective as of February 27, 2007, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under that certain Transaction (the "Assigned Transaction") as evidenced by that certain confirmation with a Trade Date of February 23, 2007 whose BEAR STEARNS FINANCIAL PRODUCTS INC. reference number is FXNEC9253 (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from February 27, 2007 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect


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Assignor's obligation to pay the Fixed Amount (Premium) in accordance with the terms of the Assigned Transaction and the Confirmation.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) the sole recourse in respect of the obligations of Assignee hereunder and under the Assigned Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as trustee on behalf of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement. In addition, Remaining Party hereby acknowledges that the responsibilities of Assignee under the Assigned Transaction and the Confirmation will be performed on its behalf by Countrywide Home Loans Servicing LP, as master servicer under the Pooling and Servicing Agreement.

      5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the Master Agreement (Multicurrency - Cross Border) (the "ISDA Form") in the form published by the International Swaps and Derivatives Association, Inc. ("ISDA"), as if Assignee and Remaining Party had executed such an agreement (but without any Schedule except for the election of the laws of the State of New York as the governing law, United States Dollars as the Termination Currency and such other elections as provided in the Confirmation) on the Trade Date of the first Transaction between Assignee and Remaining Party (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form.

      6. Additional Provision.Each party hereby agrees that the Confirmation and thus the Assigned Transaction are each hereby amended as follows:

            (a)   The following additional provision shall be added as a new
                  Section 6:

                  "Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary


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                  of the Regulation AB Agreement. A copy of the Regulation AB
                  Agreement is attached hereto as Annex A."

            (b) The Item 1115 Agreement dated as of January 30, 2006, between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc., a copy of which is attached hereto as Exhibit II, shall be added as Annex A.

      7. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      8. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of Assignee (subject to the limitations set forth in paragraph 3 above) and Remaining Party hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

      9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      10. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Citibank N.A. New York Branch, 333 West 34th Street, 2nd Floor, New York, NY 10001, USA, Attention: Confirmations Unit, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWALT, Series 2007-6 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

      Address:           383 Madison Avenue, New York, New York 10179
      Attention:         DPC Manager - 36th Floor
      Telex No.          212-272-5823


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      copy to:           One Metrotech Center North, Brooklyn, New York, 11201
      Attention:         Derivative Operations - 7th Floor
      Telex No:          212-272-1634

      such other address as may be hereafter furnished in writing to Assignor and Assignee.

      11. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

      The Bank of New York
      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 540421
      Attn: Matthew J. Sabino 212-815- 6093
      Fax:  212-815-3986

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.


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IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                       CITIBANK N.A. NEW YORK BRANCH


                       By:  /s/ Frank A. Licciardello
                          ------------------------------------------------------
                       Name:  Frank A. Licciardello
                            ----------------------------------------------------
                       Title:  Authorized Signatory
                             ---------------------------------------------------


                       THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL CAPACITY, BUT AS TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST FOR ALTERNATIVE LOAN TRUST 2007-6


                       By:  /s/ Michael Cerchio
                          ------------------------------------------------------
                       Name:  Michael Cerchio
                            ----------------------------------------------------
                       Title:  Assistant Treasurer
                             ---------------------------------------------------


                       BEAR STEARNS FINANCIAL PRODUCTS INC.


                       By:  /s/ Annie Manevitz
                          ------------------------------------------------------
                       Name:  Annie Manevitz
                            ----------------------------------------------------
                       Title:  Authorized Signatory
                             ---------------------------------------------------


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